Exhibit 99.1

Pinnacle Entertainment Elects Anthony M. Sanfilippo as Chairman of the Board
LAS VEGAS, May 2, 2017 -- Pinnacle Entertainment, Inc. (NASDAQ: PNK) (“Pinnacle” or the “Company”) announced today that its Board of Directors (the “Board”) has elected Anthony M. Sanfilippo as Chairman of the Board, succeeding James L. Martineau in this role. Mr. Sanfilippo will continue in his position as Chief Executive Officer of Pinnacle and Mr. Martineau will continue as an independent director on the Company’s Board. Charles L. Atwood has been appointed to the newly created position of Lead Independent Director.
The Board elected Mr. Sanfilippo to the additional post of Chairman based upon his impactful leadership as Chief Executive Officer. Since joining the Company in 2010, Mr. Sanfilippo has built and led an outstanding management team while developing a companywide culture that is centered on operational excellence, delivering memorable experiences for the guests of its gaming entertainment businesses and driving positive financial outcomes for its shareholders. During this time, the Company has gone through multiple strategic transactions, including the acquisition of Ameristar Casinos in 2013, the sale of the Company’s real estate assets in 2016 and most recently the acquisition of The Meadows Racetrack and Casino. The improvement in the Company’s financial performance and the positive results produced by the Company’s strategic actions have created significant value for Pinnacle shareholders.
Mr. Sanfilippo, commented, "I am honored to have the privilege of serving as Chairman of the Pinnacle Entertainment Board. We appreciate Jim’s prior leadership as Chairman and his service to the stockholders of our Company. Jim has contributed to the many significant milestones in our Company’s history including the acquisition of Ameristar Casinos in 2013, the sale of our real estate assets in 2016, and the successful development of numerous casino resorts over his 18 year tenure as a member of our Board. We look forward to his continued contributions.
“We congratulate Chuck Atwood on his appointment to the newly created position of Lead Independent Director, as well as being appointed as Chairman of our Corporate Governance and Nominating Committee. With an extensive career, including as a Chief Financial Officer and director for a large international gaming company and as lead trustee of a real estate investment trust, Chuck is uniquely qualified for these roles. Chuck’s expertise in operations, accounting, real estate investment trusts, corporate finance, corporate governance, regulatory matters and risk assessment issues have been a great addition to the Pinnacle Board. Chuck’s appointment will enhance our already strong corporate governance and solidifies the independent shareholder representation of our Board, which consists of six independent directors.
“We also welcome Ron Huberman as a newly elected member of the Pinnacle Board, who, with his extensive experience in the public and private sectors, provides significant insight and expertise in technology, management, operations and government relations,” concluded Mr. Sanfilippo.
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About the Board of Directors
Pinnacle’s Board of Directors consists of eight members, including six independent directors. Board members bring a variety of functional and industry backgrounds, as well as geographic, racial, gender and generational diversity. Below are summaries of the backgrounds of the members of the Company’s Board:

Charles L. Atwood
Lead Independent Director and Chairman of the Corporate Governance & Nominating Committee
Charles L. Atwood has been a director since April 2016 and served as a director of Former Pinnacle from March 2015 to April 2016. Since March 2009, he has served as lead trustee of Equity Residential, a public real estate investment trust. He also served as Vice Chairman of the Board of Directors of Harrah’s Entertainment, Inc. (now known as Caesars

Entertainment Corporation), a private gaming and hospitality company, until retiring from Harrah’s in December 2008. Mr. Atwood had been Vice Chairman of Harrah’s public predecessor company until its sale in January 2008, a member of its Board since 2005, its Chief Financial Officer from 2001 to 2006, and had been with Harrah’s and its predecessors since 1979. During his tenure at Harrah’s, Mr. Atwood led that company’s merger, acquisition and divestiture activities, new development, and design and construction projects, representing tens of billions of dollars of transactions. Mr. Atwood served as a director of Gala Coral, a private United Kingdom gaming- industry company until November 2016 when it merged with Ladbrokes Coral Group PLC, and served as a director of ALST Casino Holdco, LLC, a private company in the casino and hospitality industry, until September 2016. Mr. Atwood’s extensive career, including as a Chief Financial Officer and director for a large international gaming company and as lead trustee of a real estate investment trust, brings to the Board expertise in operations, accounting, real estate investment trusts, corporate finance, corporate governance, regulatory matters, risk assessment issues and other functions. Mr. Atwood serves as the Lead Independent Director of the Board, as well as the Chairman of the Corporate Governance and Nominating Committee.

Stephen C. Comer
Independent Director and Chairman of the Audit Committee
Stephen C. Comer has been a director since April 2016 and was one of Former Pinnacle’s directors from July 2007 to April 2016. He is a retired accounting firm managing partner. He brings substantial accounting expertise to Pinnacle. He serves as a director of Southwest Gas Corporation, a public company and provider of natural gas service, and has served in that role since January 2007. He began his career with Arthur Andersen LLP (accounting firm) in Los Angeles and established Arthur Andersen’s Las Vegas office, as its managing partner, in 1985. Leaving Arthur Andersen in 2002, Mr. Comer took a position as partner with Deloitte & Touche LLP (accounting firm) and was promoted to managing partner of its Nevada practice in 2004 and retired in 2006. He is a member of the American Institute of Certified Public Accountants and the Nevada Society of Certified Public Accountants and holds a professional CPA license in Nevada. He is also active in numerous civic, educational, and charitable organizations. Mr. Comer’s over 35 years of accounting experience and expertise and his integral involvement in other public gaming companies’ auditing practices provides the Board with valuable expertise in these areas. Mr. Comer serves as Chairman of the Audit Committee.

Ron Huberman
Independent Director
Ron Huberman has been a director since March 2017. He is an experienced business executive with extensive government experience over more than 20 years. He is currently the Senior Advisor of PeopleAdmin, a human capital software company that serves school districts and higher education institutions throughout North America, since PeopleAdmin’s acquisition of TeacherMatch in May 2016. From June 2012 to May 2016, Mr. Huberman served as founder and executive board chair of TeacherMatch, which provided predictive hiring software for K-12 education. From January 2011 to May 2016, he also served as an operating executive of Prairie Capital, a private equity firm with over $1 billion under management. Prior to joining Prairie Capital, Mr. Huberman had a 16-year career in Chicago city government, serving as the chief executive officer of the Chicago Public Schools system, with over 650 schools and 410,000 students, from 2009 to 2010; chief executive officer and president of the Chicago Transit Authority, the second largest public transportation system in the United States, from 2007 to 2009; the chief of staff to Mayor Richard M. Daley from 2005 to 2007; executive director of the City of Chicago Office of Emergency Management and Communications from 2004 to 2005; and in various roles at the Chicago Police Department, including Assistant Deputy Superintendent for Information and Strategic Services after beginning his public service as a police officer, from 1995 to 2004. Mr. Huberman currently chairs the board of directors of Haights Cross Communications, a New York publishing company, and serves as a trustee of Rush University Medical Center in Chicago. He previously served on the boards of Navman Wireless (now Teletrac Navman), a fleet management software company, and Reliance Communications LLC, a provider of mass notification systems (which is now a part of West Corporation). Mr. Huberman’s extensive experience in the public and private sectors provides our Board significant insight and expertise in technology, management, operations and government relations.

James L. Martineau
Independent Director
James L. Martineau has been a director since April 2016, and served as the Non-Executive Chairman of the Board from April 2016 to May 2017. In addition, Mr. Martineau was one of Former Pinnacle’s directors from 1999 to April 2016 and served as Former Pinnacle’s Non-Executive Chairman of the Board from May 2014 to April 2016. From May 2012 to May 2014, he served as Former Pinnacle’s Vice Chairman of the Board. He is also a business advisor and private investor. In addition, Mr. Martineau was Chairman, Genesis Portfolio Partners, LLC (start-up company development) from 1998 to 2009; Director, Apogee Enterprises, Inc. from 1973 to June 2010; Director, Borgen Systems from 1994 to 2005; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; and Trustee, Owatonna Foundation since 1973. Mr. Martineau’s background as an entrepreneur and as a businessman provides the Board with valuable experience both in an operational context and in terms of evaluating its various development projects. Mr. Martineau’s service on several other boards of directors provides him with insights that are valuable to the Board in the areas of compensation, corporate governance and other Board functions.

Desirée Rogers
Independent Director
Desirée Rogers has been a director since April 2016 and served as a director of Former Pinnacle from March 2012 to April 2016. She brings over 25 years of experience to the Board of Directors from working in both the public and private sectors. She is the Chief Executive Officer of Johnson Publishing Company, LLC, a lifestyle company inspired by the African American experience, and has served in this role since August 2010. Johnson Publishing Company is the creator of Ebony and JET and owns Fashion Fair Cosmetics, LLC, a prestige makeup line geared to women of color with counters in stores located in the United States, United Kingdom and Kuwait. In May 2016, Johnson Publishing Company sold its media assets, including Ebony and JET. Ms. Rogers spends a majority of her time managing Fashion Fair Cosmetics, as its Chief Executive Officer. In May 2013, Ms. Rogers was appointed by Mayor Rahm Emanuel to serve as Chairman of the Chicago tourism bureau, ChooseChicago. Prior to these positions, she served as the White House Social Secretary for President Obama from January 2009 to April 2010; President of Social Networking for Allstate Financial, a business unit of The Allstate Corporation, an insurance provider, from July 2008 to December 2008; President of Peoples Gas and North Shore Gas, two utility companies of Peoples Energy Corporation (a public company acquired by Integrys Energy Group), from 2004 to July 2008; Senior Vice President and Chief Marketing Officer and Vice President of Peoples Energy Corporation from 1997 to 2004; and Director, Illinois Lottery from 1991 to 1997. In addition, Ms. Rogers served on the Board of Trustees of Equity Residential, a public real estate investment trust, from October 2003 to January 2009. Ms. Rogers has also served on several corporate and not-for-profit boards, including Blue Cross Blue Shield, and as the Vice Chairman of the Lincoln Park Zoo and the Museum of Science and Industry. Ms. Rogers also currently serves on the boards of DonorsChoose, Northwestern Memorial Foundation, The Economic Club and World Business Chicago. Ms. Rogers’ extensive experience as a senior executive in the public and private sectors provides significant insight and expertise to the Board related to operations, marketing, real estate investment trusts, development and financings activities.

Carlos A. Ruisanchez
Director, President and Chief Financial Officer
Carlos A. Ruisanchez has been the President and Chief Financial Officer since April 2016 and one of the directors since May 2016. In addition, Mr. Ruisanchez served as Former Pinnacle’s President from May 2013 to April 2016 and Chief Financial Officer from April 2011 to April 2016. Prior to becoming President in May 2013, he served as Executive Vice President of Former Pinnacle since August 2008. Mr. Ruisanchez also served as Former Pinnacle’s Executive Vice President of Strategic Planning and Development from August 2008 to April 2011. Before joining Former Pinnacle, Mr. Ruisanchez was Senior Managing Director at Bear, Stearns & Co. Inc. (a brokerage, investment advisory, and corporate advisory services company) where he held various positions starting from 1997 to 2008. As Senior Managing Director of Bear, Stearns & Co., Mr. Ruisanchez was responsible for corporate clients in the gaming, lodging and leisure industries, as well as financial sponsor banking relationships. Mr. Ruisanchez’s extensive experience as a senior executive in the gaming industry provides the Board with expertise in operations, accounting, corporate finance, corporate governance, regulatory and risk assessment issues.

Anthony M. Sanfilippo
Director and Chief Executive Officer
Anthony M. Sanfilippo has been the Chairman of the Board since May 2017 and the Chief Executive Officer and one of the directors since April 2016. In addition, he served as Former Pinnacle’s Chief Executive Officer and one of Former Pinnacle’s directors from March 2010 to April 2016. He was also Former Pinnacle’s President from March 2010 to

May 2013. Prior to joining Former Pinnacle, Mr. Sanfilippo was the President, Chief Executive Officer and director of Multimedia Games, Inc., a slot machine manufacturer (which is now known as Everi Holdings Inc.), from June 2008 until March 2010. Before joining Multimedia Games, he was employed with Harrah’s Entertainment, Inc. (now known as Caesars Entertainment Corporation), the world’s largest casino company and a provider of branded casino entertainment. While at Harrah’s, Mr. Sanfilippo served as President of both the Western Division (2003-2004) and the Central Division (1997-2002 and 2004-2007), overseeing the operations of more than two dozen casino and casino-hotel destinations. Mr. Sanfilippo was also part of the senior management team that led the successful integration of numerous gaming companies acquired by Harrah’s, including Jack Binion’s Horseshoe Casinos, the Grand Casino & Hotel brand, Players International, and Louisiana Downs Racetrack. In addition to his duties as divisional President, Mr. Sanfilippo was also President and Chief Operating Officer for Harrah’s New Orleans and a member of the Board of Directors of Jazz Casino Corporation prior to its acquisition by Harrah’s. He has directed tribal gaming operations in Arizona, California and Kansas, and has held gaming licenses in most states that offer legalized gambling. Mr. Sanfilippo brings to us and the Board more than 35 years of industry experience, including managing and developing gaming operations in diverse jurisdictions, including Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada and Pennsylvania. Mr. Sanfilippo’s extensive experience as a senior executive in the gaming industry and gaming manufacturing industry provides the Board with valuable expertise in these areas.

Jaynie Miller Studenmund
Independent Director and Chair of the Compensation Committee
Jaynie Miller Studenmund has been a director since April 2016 and served as a director of Former Pinnacle from March 2012 to April 2016. In addition, she serves as a director for CoreLogic, Inc., a business analytics company, and has served in that role since July 2012. She also serves as a director for Western Asset, a major fixed income fund, and has served in that role since 2004. She has also served as a director for other public companies, including LifeLock, Inc., an identity theft protection services company, from May 2015 until its acquisition in February 2017 by Symantec Corporation. She also served as a director of Orbitz Worldwide, Inc., an online travel company, from July 2007 until February 2014. Orbitz Worldwide, Inc. was acquired by Expedia, Inc. in September 2015. From January 2001 to January 2004, Ms. Studenmund was Chief Operating Officer of Overture Services, Inc., the creator of paid search, acquired by Yahoo! Inc. in 2004. From February 2000 to January 2001, she was President and Chief Operating Officer of PayMyBills.com, the leading online bill management company. Before becoming an executive in the Internet business, she was an executive in the financial services industry, primarily at First Interstate Bank, now known as Wells Fargo, where she was responsible for all of retail which included marketing, product management, over 500 branches, Internet banking, and retail strategy. Ms. Studenmund has over 30 years of comprehensive executive management and operating experience across a diverse set of businesses, including start-ups, rapid growth, turnarounds, mergers and acquisitions in the Internet and financial services industries and consumer facing businesses. Within these environments, she has served as a successful President, Chief Operating Officer and director of both public and private companies. Ms. Studenmund’s extensive experience as a senior executive and as a director provides the Board with broad operational expertise and insights that are valuable to the Board in the areas of compensation, corporate governance and other Board functions, including in her role as Chair of the Compensation Committee.
About Pinnacle Entertainment
Pinnacle Entertainment, Inc. owns and operates 16 gaming entertainment businesses, located in Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada, Ohio and Pennsylvania. In addition, Pinnacle holds a majority interest in the racing license owner, as well as a management contract, for Retama Park Racetrack outside of San Antonio, Texas.
Contact:

Vincent J. Zahn, CFA
Vice President &Treasurer
702/541-7777/investors@pnkmail.com

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